UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 21, 2018 (May 21, 2018)

IHS Markit Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of organization)	(Commission File Number)	(IRS Employer Identification Number)

4th Floor, Ropemaker Place

25 Ropemaker Street

London, England

EC2Y 9LY

(Address of Principal Executive Offices)

+44 20 7260 2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On May 21, 2018, IHS Markit Ltd., a Bermuda company (the “Company”), issued a media release announcing, among other things, that it has entered into a definitive agreement to acquire Ipreo and has initiated a process to sell its derivatives processing business, MarkitSERV. In addition, the Company has posted to its website a supplemental presentation to accompany the conference call and webcast described in the media release. The media release and supplemental presentation are furnished as exhibits to this Form 8-K and are posted on the Company’s website (www.ihsmarkit.com). In addition, the media release has been distributed through a newswire release.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Media Release dated May 21, 2018
99.2	Supplemental Presentation by the Company for conference call and webcast on May 21, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Media Release dated May 21, 2018
99.2	Supplemental Presentation by the Company for conference call and webcast on May 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018

IHS MARKIT LTD.

By:	/s/ Sari Granat
Sari Granat
Executive Vice President and General Counsel